                                                                    EXHIBIT 99.4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: October 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                                               $  7,516,979.64

RECEIPTS:
        1.    Receipts from Operations                                          $      4,140.86
        2.    Other Receipts                                                    $             -
              Other Receipts (Received by Parent or Affiliate)                  $             -
                                                                                ---------------
TOTAL RECEIPTS                                                                  $      4,140.86
Less:  Receipts received by Parent or Affiliate                                 $             -
                                                                                ---------------
ADJUSTED RECEIPTS                                                               $      4,140.86

DISBURSEMENTS
        3. Net Payroll
              a. Officers                                                       $             -
              b. Others                                                         $             -
        4. Taxes
              a. Federal Income Taxes                                           $             -
              b. FICA Withholdings                                              $             -
              c. Employee's withholdings                                        $             -
              d. Employer's FICA                                                $             -
              e. Federal Unemployment Taxes                                     $             -
              f. State Income Tax                                               $             -
              g. State Employee withholdings                                    $             -
              h. All other state taxes

        5. Necessary Expenses (Paid by Parent or Affiliate)
              a. Rent or mortgage payment(s)                                    $             -
              b. Utilities                                                      $             -
              c. Insurance                                                      $             -
              d. Merchandise bought for manufacture or sell                     $             -
              e. Other necessary expenses
                 Expenses associated with equipment sales                       $             -
                 Commissions on accounts receivable collections                 $        300.00
                 Computer Access/Hosting Services                               $     48,625.00
                                                                                ---------------

TOTAL DISBURSEMENTS                                                             $     48,925.00
Less: Disbursements paid by Parent/Affiliate                                    $    (48,625.00)
                                                                                ---------------
ADJUSTED DISBURSEMENTS                                                          $        300.00

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $      3,840.86

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $             -
                                                                                ---------------

ENDING BALANCE IN Citibank                                                      $      8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                               $  5,943,650.80
ENDING BALANCE IN BofA-Dallas TX                                                $  1,568,736.80
                                                                                ---------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $  7,520,820.50
                                                                                ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: October 31, 2002

Bank:             Bank of America
Location:         Atlanta, GA
Account Name:     BofA-Atlanta GA
Account Number:   329979536

      DATE RECEIVED                                 DESCRIPTION                   AMOUNT
------------------------                       ----------------------           -----------
Receipts from Operations:
          10/4/2002                                  AM Telecom                 $  2,140.86
         10/22/2002                            Net One Communications              2,000.00
                                                                                -----------
                                                                                $  4,140.86
                                                                                ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: October 31, 2002

STATEMENT OF INVENTORY

Beginning Inventory                  $        -
Add: purchases                       $        -
Less: goods sold                     $        -
                                     ----------
Ending inventory                     $        -
                                     ==========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period        $        -
Payroll taxes due but unpaid         $        -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                DATE REGULAR             AMOUNT OF              NUMBER OF                  AMOUNT OF
NAME OF CREDITOR/LESSOR        PAYMENT IS DUE         REGULAR PAYMENT      PAYMENTS DELINQUENT       PAYMENTS DELINQUENT
------------------------       --------------         ---------------      -------------------       -------------------
TMR, Inc                          Monthly             $     40,174.00              0                 $                 -
New World Tower Partners          Monthly             $     12,651.40              0                 $                 -
Quinby Building Inc               Monthly             $     10,087.82              2                 $         20,175.64
111 Eight Ave, LLC                Monthly             $     42,485.59              0                 $                 -
Descalso Howard                   Monthly             $      8,585.00              0                 $                 -
One Wilshire Arcade               Monthly             $      7,938.44              1                 $          7,938.44
Hatfield Philips                  Monthly             $      5,371.63              0                 $                 -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: October 31, 2002

STATEMENT OF AGED RECEIVABLES

                                                                3RD PARTY*         INTERCOMPANY                TOTAL
                                                             ----------------     --------------         ----------------
ACCOUNTS RECEIVABLE
            Beginning of month balance                       $ 101,233,960.61     $ 7,015,176.24         $ 108,249,136.85
            Add: sales on account                            $              -     $            -         $              -
            Less: customer credits                           $      (6,603.97)    $            -         $      (6,603.97)
            Less: collections                                $      (4,140.86)    $            -         $      (4,140.86)
            Less: offsets                                    $              -     $            -         $              -
            Less: application of customer deposits           $              -     $            -         $              -
                                                             ----------------     --------------         ----------------
            End of month balance                             $ 101,223,215.78     $ 7,015,176.24         $ 108,238,392.02
                                                             ================     ==============         ================

0-30 Days          31-60 Days       61-90 Days          Over 90 Days          End of Month Total
---------          ----------       ----------        ----------------        ------------------
$       -          $        -       $        -        $ 101,223,215.78        $   101,223,215.78

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                    3RD PARTY*         INTERCOMPANY                TOTAL
                                                 ----------------     --------------         ----------------
Beginning of month balance                       $   5,528,060.86     $ 4,851,976.60         $  10,380,037.46
Add: sales on account**                          $      48,925.00     $            -         $      48,925.00
Add: intercompany activity
  Expenses paid directly by Parent or Affiliate  $     (48,625.00)    $    48,625.00         $              -
  Net cash advanced by Parent or Affiliate       $              -     $            -         $              -
  Credit extended by Parent or Affiliate         $              -     $            -         $              -
  Amounts collected on behalf of Affiliate       $              -     $            -         $              -
Less: payments                                   $        (300.00)    $            -         $        (300.00)
                                                 ----------------     --------------         ----------------
End of month balance                             $   5,528,060.86     $ 4,900,601.60         $  10,428,662.46
                                                 ================     ==============         ================

0-30 Days          31-60 Days       61-90 Days          Over 90 Days          End of Month Total
---------          ----------       ----------        ----------------        ------------------
$       -          $        -       $        -        $   5,528,060.86        $     5,528,060.86

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: October 31, 2002

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

        1.      Federal income taxes                Yes (X)        No ( )

        2.      FICA withholdings                   Yes (X)        No ( )

        3.      Employee's withholdings             Yes (X)        No ( )

        4.      Employer's FICA                     Yes (X)        No ( )

        5.      Federal unemployment taxes          Yes (X)        No ( )

        6.      State income tax                    Yes (X)        No ( )

        7.      State employee withholdings         Yes (X)        No ( )

        8.      All other state taxes                    See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        _______________________________________
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                            $ 7,520,820.50

RECEIPTS:
     1. Receipts from Operations                             $     8,779.55
     2. Other Receipts                                       $       575.85
        Other Receipts (Received by Parent or Affiliate)     $            -
                                                             --------------
TOTAL RECEIPTS                                               $     9,355.40
Less: Receipts received by Parent or Affiliate               $            -
                                                             --------------
ADJUSTED RECEIPTS                                            $     9,355.40

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                         $            -
         b. Others                                           $            -
     4. Taxes
         a. Federal Income Taxes                             $            -
         b. FICA Withholdings                                $            -
         c. Employee's withholdings                          $            -
         d. Employer's FICA                                  $            -
         e. Federal Unemployment Taxes                       $            -
         f.  State Income Tax                                $            -
         g. State Employee withholdings                      $            -
         h. All other state taxes

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                      $            -
         b. Utilities                                        $            -
         c. Insurance                                        $            -
         d. Merchandise bought for manufacture or sell       $            -
         e. Other necessary expenses
            Expenses associated with equipment sales         $            -
            Commissions on accounts receivable collections   $            -
            Computer Access/Hosting Services                 $     8,625.00
                                                             --------------

TOTAL DISBURSEMENTS                                          $     8,625.00
Less: Disbursements paid by Parent/Affiliate                 $    (8,625.00)
                                                             ---------------
ADJUSTED DISBURSEMENTS                                       $            -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD          $     9,355.40

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                      $            -
                                                             --------------

ENDING BALANCE IN Citibank                                   $     8,432.90
ENDING BALANCE IN BofA-Atlanta GA                            $ 5,953,006.20
ENDING BALANCE IN BofA-Dallas TX                             $ 1,568,736.80

                                                             --------------
ENDING BALANCE IN ALL ACCOUNTS                               $ 7,530,175.90
                                                             ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2002

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536

      DATE RECEIVED             DESCRIPTION         AMOUNT
-------------------------   -------------------   ----------
Receipts from Operations:
       11/18/2002            Interactive Media    $   755.91
       11/18/2002            Interactive Media        755.91
       11/18/2002            Interactive Media        755.91
       11/18/2002            Interactive Media        755.91
       11/18/2002            Interactive Media        755.91
       11/18/2002            DTI Communications     5,000.00
                                                  ----------
                                                  $ 8,779.55
                                                  ==========

Other Receipts:
       11/18/2002              U.S. Treasury      $    63.54
       11/18/2002           State of California       512.31
                                                  ----------
                                                  $   575.85
                                                  ==========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: November 30, 2002

STATEMENT OF INVENTORY

    Beginning Inventory             $           -
    Add: purchases                  $           -
    Less: goods sold                $           -
                                    -------------
    Ending inventory                $           -
                                    =============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period   $           -
    Payroll taxes due but unpaid    $           -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                            DATE REGULAR       AMOUNT OF           NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR    PAYMENT IS DUE   REGULAR PAYMENT   PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
------------------------   --------------   ---------------   -------------------   -------------------
TMR, Inc                       Monthly      $     40,174.00                     0   $                 -
New World Tower Partners       Monthly      $     12,651.40                     0   $                 -
Quinby Building Inc            Monthly      $     10,087.82                     2   $         20,175.64
111 Eight Ave, LLC             Monthly      $     42,485.59                     0   $                 -
Descalso Howard                Monthly      $      8,585.00                     0   $                 -
One Wilshire Arcade            Monthly      $      7,938.44                     1   $          7,938.44
Hatfield Philips               Monthly      $      5,371.63                     0   $                 -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: November 30, 2002

STATEMENT OF AGED RECEIVABLES

          ACCOUNTS RECEIVABLE               3RD PARTY*       INTERCOMPANY          TOTAL
                                         ----------------   --------------   -----------------
Beginning of month balance               $ 101,223,215.78   $ 7,015,176.24   $  108,238,392.02
Add: sales on account                    $              -   $            -   $               -
Less: customer credits                   $    (165,787.81)  $            -   $     (165,787.81)
Less: collections                        $      (8,779.55)  $            -   $       (8,779.55)
Less: offsets                            $              -   $            -   $               -
Less: application of customer deposits   $              -   $            -   $               -
                                         ----------------   --------------   -----------------
End of month balance                     $ 101,048,648.42   $ 7,015,176.24   $  108,063,824.66
                                         ================   ==============   =================

0-30 Days   31-60 Days   61-90 Days     Over 90 Days     End of Month Total
---------   ----------   ----------   ----------------   ------------------
$       -   $        -   $        -   $ 101,048,648.42   $   101,048,648.42

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                      3RD PARTY*       INTERCOMPANY          TOTAL
                                                   ----------------   --------------   -----------------
Beginning of month balance                         $   5,528,060.86   $ 4,900,601.60   $   10,428,662.46
Add: sales on account**                            $       8,625.00   $            -   $        8,625.00
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate   $      (8,625.00)  $     8,625.00   $               -
   Net cash advanced by Parent or Affiliate        $              -   $            -   $               -
   Credit extended by Parent or Affiliate          $              -   $            -   $               -
   Amounts collected on behalf of Affiliate        $              -   $            -   $               -
Less: payments                                     $              -   $            -   $               -
                                                   ----------------   --------------   -----------------
End of month balance                               $   5,528,060.86   $ 4,909,226.60   $   10,437,287.46
                                                   ================   ==============   =================

0-30 Days   31-60 Days   61-90 Days     Over 90 Days     End of Month Total
---------   ----------   ----------   ----------------   ------------------
$       -   $        -   $        -   $   5,528,060.86   $     5,528,060.86

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: November 30, 2002

                                TAX QUESTIONNAIRE

     Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

     1.     Federal income taxes            Yes (X)                 No ( )

     2.     FICA withholdings               Yes (X)                 No ( )

     3.     Employee's withholdings         Yes (X)                 No ( )

     4.     Employer's FICA                 Yes (X)                 No ( )

     5.     Federal unemployment taxes      Yes (X)                 No ( )

     6.     State income tax                Yes (X)                 No ( )

     7.     State employee withholdings     Yes (X)                 No ( )

     8.     All other state taxes                See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        ----------------------------------------
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: December 31, 2002

BEGINNING BALANCE IN ALL ACCOUNTS                            $ 7,530,175.50

RECEIPTS:

     1. Receipts from Operations                             $    31,267.73
     2. Other Receipts                                       $            -
        Other Receipts (Received by Parent or Affiliate)     $            -
                                                             --------------
TOTAL RECEIPTS                                               $    31,267.73
Less: Receipts received by Parent or Affiliate               $            -
                                                             --------------
ADJUSTED RECEIPTS                                            $    31,267.73

DISBURSEMENTS

     3. Net Payroll
         a. Officers                                         $            -
         b. Others                                           $            -
     4. Taxes
         a. Federal Income Taxes                             $            -
         b. FICA Withholdings                                $            -
         c. Employee's withholdings                          $            -
         d. Employer's FICA                                  $            -
         e. Federal Unemployment Taxes                       $            -
         f.  State Income Tax                                $            -
         g. State Employee withholdings                      $            -
         h. All other state taxes

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                      $            -
         b. Utilities                                        $            -
         c. Insurance                                        $            -
         d. Merchandise bought for manufacture or sell       $            -
         e. Other necessary expenses
            Expenses associated with equipment sales         $            -
            Commissions on accounts receivable collections   $       600.00
            Computer Access/Hosting Services                 $     9,425.00
                                                             --------------

TOTAL DISBURSEMENTS                                          $    10,025.00
Less: Disbursements paid by Parent/Affiliate                 $    (9,425.00)
                                                             ---------------
ADJUSTED DISBURSEMENTS                                       $       600.00

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD          $    30,667.73

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                      $            -
                                                             --------------

ENDING BALANCE IN Citibank                                   $     8,432.90
ENDING BALANCE IN BofA-Atlanta GA                            $ 5,983,673.93
ENDING BALANCE IN BofA-Dallas TX                             $ 1,568,736.80

                                                             --------------
ENDING BALANCE IN ALL ACCOUNTS                               $ 7,560,843.63
                                                             ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2002

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536


      DATE RECEIVED              DESCRIPTION           AMOUNT
-------------------------   ---------------------    ----------
Receipts from Operations:
        12/3/2002             Interactive Media      $    755.91
        12/3/2002             Interactive Media      $    755.91
        12/3/2002             DTI Communications        5,000.00
        12/3/2002                   Latcom             15,000.00
       12/31/2002             Interactive Media           755.91
       12/31/2002           Netone Communications       2,000.00
       12/31/2002           Netone Communications       2,000.00
       12/31/2002             DTI Communications        5,000.00
                                                     -----------
                                                     $ 31,267.73
                                                     ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: December 31, 2002

STATEMENT OF INVENTORY

    Beginning Inventory             $           -
    Add: purchases                  $           -
    Less: goods sold                $           -
                                    -------------
    Ending inventory                $           -
                                    =============

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period   $           -
    Payroll taxes due but unpaid    $           -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                            DATE REGULAR       AMOUNT OF           NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR    PAYMENT IS DUE   REGULAR PAYMENT   PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
------------------------   --------------   ---------------   -------------------   -------------------
TMR, Inc                       Monthly      $     40,174.00                     0   $                 -
New World Tower Partners       Monthly      $     12,651.40                     0   $                 -
Quinby Building Inc            Monthly      $     10,087.82                     2   $         20,175.64
111 Eight Ave, LLC             Monthly      $     42,485.59                     0   $                 -
Descalso Howard                Monthly      $      8,585.00                     0   $                 -
One Wilshire Arcade            Monthly      $      7,938.44                     1   $          7,938.44
Hatfield Philips               Monthly      $      5,371.63                     0   $                 -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: December 31, 2002

STATEMENT OF AGED RECEIVABLES


          ACCOUNTS RECEIVABLE               3RD PARTY*       INTERCOMPANY          TOTAL
                                         ----------------   --------------   -----------------
Beginning of month balance               $ 101,048,648.42   $ 7,015,176.24   $  108,063,824.66
Add: sales on account                    $              -   $            -   $               -
Less: customer credits                   $              -   $            -   $               -
Less: collections                        $     (31,267.73)  $            -   $      (31,267.73)
Less: offsets                            $              -   $            -   $               -
Less: application of customer deposits   $              -   $            -   $               -
                                         ----------------   --------------   -----------------
End of month balance                     $ 101,017,380.69   $ 7,015,176.24   $  108,032,556.93
                                         ================   ==============   =================


0-30 Days   31-60 Days   61-90 Days     Over 90 Days     End of Month Total
---------   ----------   ----------   ----------------   ------------------
$       -   $        -   $        -   $ 101,017,380.69   $   101,017,380.69

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)


                                                      3RD PARTY*       INTERCOMPANY          TOTAL
                                                   ----------------   --------------   -----------------
Beginning of month balance                         $   5,528,060.86   $ 4,909,226.60   $   10,437,287.46
Add: sales on account**                            $      10,025.00   $            -   $       10,025.00
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate   $      (9,425.00)  $     9,425.00   $               -
   Net cash advanced by Parent or Affiliate        $              -   $            -   $               -
   Credit extended by Parent or Affiliate          $              -   $            -   $               -
   Amounts collected on behalf of Affiliate        $              -   $            -   $               -
Less: payments                                     $         600.00   $            -   $         (600.00)
                                                   ----------------   --------------   -----------------
End of month balance                               $   5,528,060.86   $ 4,918,651.60   $   10,446,712.46
                                                   ================   ==============   =================


0-30 Days   31-60 Days   61-90 Days     Over 90 Days     End of Month Total
---------   ----------   ----------   ----------------   ------------------
$       -   $        -   $        -   $   5,528,060.86   $     5,528,060.86

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: December 31, 2002

                                TAX QUESTIONNAIRE

     Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

     1.     Federal income taxes            Yes (X)                 No ( )

     2.     FICA withholdings               Yes (X)                 No ( )

     3.     Employee's withholdings         Yes (X)                 No ( )

     4.     Employer's FICA                 Yes (X)                 No ( )

     5.     Federal unemployment taxes      Yes (X)                 No ( )

     6.     State income tax                Yes (X)                 No ( )

     7.     State employee withholdings     Yes (X)                 No ( )

     8. All other state taxes See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        ----------------------------------------
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: January 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 7,560,843.63

RECEIPTS:
     1.  Receipts from Operations                                               $     2,755.91
     2.  Other Receipts                                                         $            -
         Other Receipts (Received by Parent or Affiliate)                       $            -
                                                                                --------------
TOTAL RECEIPTS                                                                  $     2,755.91
Less:  Receipts received by Parent or Affiliate                                 $            -
                                                                                --------------
ADJUSTED RECEIPTS                                                               $     2,755.91

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $            -
         b. Others                                                              $            -
     4. Taxes
         a. Federal Income Taxes                                                $            -
         b. FICA Withholdings                                                   $            -
         c. Employee's withholdings                                             $            -
         d. Employer's FICA                                                     $            -
         e. Federal Unemployment Taxes                                          $            -
         f. State Income Tax                                                    $            -
         g. State Employee withholdings                                         $            -
         h. All other state taxes
     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $            -
         b. Utilities                                                           $            -
         c. Insurance                                                           $            -
         d. Merchandise bought for manufacture or sell                          $            -
         e. Other necessary expenses
             Expenses associated with equipment sales                           $            -
             Commissions on accounts receivable collections                     $       300.00
             Computer Access/Hosting Services                                   $    23,239.14
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $    23,539.14
Less: Disbursements paid by Parent/Affiliate                                    $   (23,239.14)
                                                                                --------------
ADJUSTED DISBURSEMENTS                                                          $       300.00

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $     2,455.91

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $            -
                                                                                --------------

ENDING BALANCE IN Citibank                                                      $     8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                               $ 5,986,129.84
ENDING BALANCE IN BofA-Dallas TX                                                $ 1,568,736.80

                                                                                --------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 7,563,299.54
                                                                                ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: January 31, 2003

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536

DATE RECEIVED                          DESCRIPTION             AMOUNT
-------------                          -----------             ------
Receipts from Operations:

   1/15/2003                           Interactive Media          755.91
   1/15/2003                          Netone Communications     2,000.00
                                                               ---------
                                                               $2,755.91
                                                               =========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: January 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory          $          -
Add: purchases               $          -
Less: goods sold             $          -
                             ------------
Ending inventory             $          -
                             ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $        -
Payroll taxes due but unpaid    $        -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                 DATE REGULAR               AMOUNT OF               NUMBER OF                AMOUNT OF
 NAME OF CREDITOR/LESSOR        PAYMENT IS DUE          REGULAR PAYMENT        PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
 -----------------------        --------------          ----------------       --------------------    -------------------
TMR, Inc                          Monthly                  $ 40,174.00                  0                  $         -
New World Tower Partners          Monthly                  $ 12,651.40                  0                  $         -
Quinby Building Inc               Monthly                  $ 10,087.82                  2                  $ 20,175.64
111 Eight Ave, LLC                Monthly                  $ 42,485.59                  0                  $         -
Descalso Howard                   Monthly                  $  8,585.00                  0                  $         -
One Wilshire Arcade               Monthly                  $  7,938.44                  1                  $  7,938.44
Hatfield Philips                  Monthly                  $  5,371.63                  0                  $         -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                     For the Month Ending: January 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                        3RD PARTY*           INTERCOMPANY            TOTAL
                                                        ----------           ------------            -----
ACCOUNTS RECEIVABLE
    Beginning of month balance                      $ 101,017,380.69        $ 7,015,176.24      $ 108,032,556.93
    Add: sales on account                           $              -        $            -      $              -
    Less: customer credits                          $     (45,995.86)       $            -      $     (45,995.86)
    Less: collections                               $      (2,755.91)       $            -      $      (2,755.91)
    Less: offsets                                   $              -        $            -      $              -
    Less: application of customer deposits          $              -        $            -      $              -
                                                    ----------------        --------------      ----------------
    End of month balance                            $ 100,968,628.92        $ 7,015,176.24      $ 107,983,805.16
                                                    ================        ==============      ================

0-30 Days               31-60 Days         61-90 Days       Over 90 Days        End of Month Total
---------               ----------         ----------       ------------        ------------------
$       -               $        -         $        -      $ 100,968,628.92      $ 100,968,628.92

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                   3RD PARTY             INTERCOMPANY            TOTAL
                                                ----------------        --------------      ----------------
Beginning of month balance                        $5,528,060.86         $ 4,918,651.60      $  10,446,712.46
Add: sales on account**                           $   23,539.14         $            -      $      23,539.14
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate  $  (23,239.14)        $    23,239.14      $              -
   Net cash advanced by Parent or Affiliate       $           -         $            -      $              -
   Credit extended by Parent or Affiliate         $           -         $            -      $              -
   Amounts collected on behalf of Affiliate       $           -         $            -      $              -
Less: payments                                    $     (300.00)        $            -      $        (300.00)
                                                  -------------         --------------      ----------------
End of month balance                              $5,528,060.86         $ 4,941,890.74      $  10,469,951.60
                                                  =============         ==============      ================

0-30 Days            31-60 Days          61-90 Days        Over 90 Days       End of Month Total
---------            ----------          ----------        ------------       ------------------
$       -            $        -          $        -       $ 5,528,060.86        $   5,528,060.86

*Accounts receivable balances represent gross amounts due from former customers.
  The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: January 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.        Federal income taxes                     Yes (X)                 No ( )

2.        FICA withholdings                        Yes (X)                 No ( )

3.        Employee's withholdings                  Yes (X)                 No ( )

4.        Employer's FICA                          Yes (X)                 No ( )

5.        Federal unemployment taxes               Yes (X)                 No ( )

6.        State income tax                         Yes (X)                 No ( )

7.        State employee withholdings              Yes (X)                 No ( )

8.        All other state taxes                          See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                  ______________________________
                                                  For the Debtor In Possession

                                                  Henry C. Lyon
                                                  Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                     For the Month Ending: February 28, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                               $ 7,563,299.54

RECEIPTS:
     1.  Receipts from Operations                                               $     5,000.00
     2.  Other Receipts                                                         $            -
         Other Receipts (Received by Parent or Affiliate)                       $            -
                                                                                --------------
TOTAL RECEIPTS                                                                  $     5,000.00
Less:  Receipts received by Parent or Affiliate                                 $            -
                                                                                --------------
ADJUSTED RECEIPTS                                                               $     5,000.00

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                            $            -
         b. Others                                                              $            -
     4. Taxes
         a. Federal Income Taxes                                                $            -
         b. FICA Withholdings                                                   $            -
         c. Employee's withholdings                                             $            -
         d. Employer's FICA                                                     $            -
         e. Federal Unemployment Taxes                                          $            -
         f. State Income Tax                                                    $            -
         g. State Employee withholdings                                         $            -
         h. All other state taxes

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                         $            -
         b. Utilities                                                           $            -
         c. Insurance                                                           $            -
         d. Merchandise bought for manufacture or sell                          $            -
         e. Other necessary expenses
             Expenses associated with equipment sales                           $            -
             Commissions on accounts receivable collections                     $            -
             Computer Access/Hosting Services                                   $    18,625.00
                                                                                --------------

TOTAL DISBURSEMENTS                                                             $    18,625.00
Less: Disbursements paid by Parent/Affiliate                                    $   (18,625.00)
                                                                                --------------
ADJUSTED DISBURSEMENTS                                                          $            -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $     5,000.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                         $            -
                                                                                --------------

ENDING BALANCE IN Citibank                                                      $     8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                               $ 5,991,129.84
ENDING BALANCE IN BofA-Dallas TX                                                $ 1,568,736.80

                                                                                --------------
ENDING BALANCE IN ALL ACCOUNTS                                                  $ 7,568,299.54
                                                                                ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                     For the Month Ending: February 28, 2003

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536

    DATE RECEIVED                          DESCRIPTION                 AMOUNT
    -------------                          -----------                 ------
Receipts from Operations:
    2/12/2003                             DTI Communications          5,000.00
                                                                      ----------
                                                                      $ 5,000.00
                                                                      ==========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: February 28, 2003

STATEMENT OF INVENTORY

Beginning Inventory          $        -
Add: purchases               $        -
Less: goods sold             $        -
                             ----------
Ending inventory             $        -
                             ==========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period        $    -
Payroll taxes due but unpaid         $    -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                 DATE REGULAR               AMOUNT OF               NUMBER OF                AMOUNT OF
 NAME OF CREDITOR/LESSOR        PAYMENT IS DUE          REGULAR PAYMENT        PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
 -----------------------        --------------          ---------------        -------------------     -------------------
TMR, Inc                          Monthly                  $ 40,174.00                0                $                 -
New World Tower Partners          Monthly                  $ 12,651.40                0                $                 -
Quinby Building Inc               Monthly                  $ 10,087.82                2                $         20,175.64
111 Eight Ave, LLC                Monthly                  $ 42,485.59                0                $                 -
Descalso Howard                   Monthly                  $  8,585.00                0                $                 -
One Wilshire Arcade               Monthly                  $  7,938.44                1                $          7,938.44
Hatfield Philips                  Monthly                  $  5,371.63                0                $                 -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: February 28, 2003

STATEMENT OF AGED RECEIVABLES

                                                       3RD PARTY*            INTERCOMPANY             TOTAL
                                                       ----------            ------------             -----
ACCOUNTS RECEIVABLE
    Beginning of month balance                      $ 100,968,628.92        $ 7,015,176.24      $ 107,983,805.16
    Add: sales on account                           $              -        $            -      $              -
    Less: customer credits                          $              -        $            -      $              -
    Less: collections                               $      (5,000.00)       $            -      $      (5,000.00)
    Less: offsets                                   $              -        $            -      $              -
    Less: application of customer deposits          $              -        $            -      $              -
                                                    ----------------        --------------      ----------------
    End of month balance                            $ 100,963,628.92        $ 7,015,176.24      $ 107,978,805.16
                                                    ================        ==============      ================

0-30 Days              31-60 Days           61-90 Days       Over 90 Days       End of Month Total
---------              ----------           ----------       ------------       ------------------
$      -               $        -           $        -     $ 100,963,628.92      $ 100,963,628.92

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)


                                                     3RD PARTY           INTERCOMPANY             TOTAL
                                                     ---------           ------------             -----
Beginning of month balance                          $ 5,528,060.86      $ 4,941,890.74      $ 10,469,951.60
Add: sales on account**                             $    18,625.00      $            -      $     18,625.00
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate    $   (18,625.00)     $    18,625.00      $             -
   Net cash advanced by Parent or Affiliate         $            -      $            -      $             -
   Credit extended by Parent or Affiliate           $            -      $            -      $             -
   Amounts collected on behalf of Affiliate         $            -      $            -      $             -
Less: payments                                      $            -      $            -      $             -
                                                    --------------      --------------      ---------------
End of month balance                                $ 5,528,060.86      $ 4,960,515.74      $ 10,488,576.60
                                                    ==============      ==============      ===============

0-30 Days           31-60 Days        61-90 Days        Over 90 Days      End of Month Total
---------           ----------        ----------        ------------      ------------------
$       -           $        -        $        -       $ 5,528,060.86       $ 5,528,060.86

*Accounts receivable balances represent gross amounts due from former customers.
 The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                     For the Month Ending: February 28, 2003

                                TAX QUESTIONNAIRE

     Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes              Yes (X)           No ( )

       2.        FICA withholdings                 Yes (X)           No ( )

       3.        Employee's withholdings           Yes (X)           No ( )

       4.        Employer's FICA                   Yes (X)           No ( )

       5.        Federal unemployment taxes        Yes (X)           No ( )

       6.        State income tax                  Yes (X)           No ( )

       7.        State employee withholdings       Yes (X)           No ( )

       8.        All other state taxes                 See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                ________________________________
                                                For the Debtor In Possession

                                                Henry C. Lyon
                                                Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                      For the Month Ending: March 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                                        $ 7,568,299.54

RECEIPTS:
     1.  Receipts from Operations                                                        $    21,650.36
     2.  Other Receipts                                                                  $    29,660.65
         Other Receipts (Received by Parent or Affiliate)                                $            -
                                                                                         --------------
TOTAL RECEIPTS                                                                           $    51,311.01
Less:  Receipts received by Parent or Affiliate                                          $            -
                                                                                         --------------
ADJUSTED RECEIPTS                                                                        $    51,311.01

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                     $            -
         b. Others                                                                       $            -
     4. Taxes
         a. Federal Income Taxes                                                         $            -
         b. FICA Withholdings                                                            $            -
         c. Employee's withholdings                                                      $            -
         d. Employer's FICA                                                              $            -
         e. Federal Unemployment Taxes                                                   $            -
         f.  State Income Tax                                                            $            -
         g. State Employee withholdings                                                  $            -
         h. All other state taxes

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                                  $            -
         b. Utilities                                                                    $            -
         c. Insurance                                                                    $            -
         d. Merchandise bought for manufacture or sell                                   $            -
         e. Other necessary expenses
             U.S. Trustee Fee                                                            $       250.00
             Commissions on accounts receivable collections                              $       658.91
             Computer Access/Hosting Services                                            $     8,625.00
                                                                                         --------------

TOTAL DISBURSEMENTS                                                                      $     9,533.91
Less: Disbursements paid by Parent/Affiliate                                             $    (8,875.00)
                                                                                         --------------
ADJUSTED DISBURSEMENTS                                                                   $       658.91

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                      $    50,652.10

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                                  $            -
                                                                                         --------------

ENDING BALANCE IN Citibank                                                               $     8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                                        $ 6,041,781.94
ENDING BALANCE IN BofA-Dallas TX                                                         $ 1,568,736.80

                                                                                         --------------
ENDING BALANCE IN ALL ACCOUNTS                                                           $ 7,618,951.64
                                                                                         ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                      For the Month Ending: March 31, 2003

Bank:              Bank of America
Location:          Atlanta, GA
Account Name:      BofA-Atlanta GA
Account Number:    329979536

     DATE RECEIVED                                      DESCRIPTION                                      AMOUNT
     -------------                                      -----------                                      ------
Receipts from Operations:

                3/6/2003                             Interactive Media                                    755.91
                3/6/2003                           Netone Communications                                2,000.00
                3/6/2003                                 Tawakaltel                                     2,500.00
                3/6/2003                             DTI Communications                                 5,000.00
                3/6/2003                                    ITC                                         5,745.75
               3/27/2003                             Interactive Media                                    755.91
               3/27/2003                           Netone Communications                                2,392.79
               3/27/2003                                 Tawakaltel                                     2,500.00

                                                                                                     -----------
                                                                                                     $ 21,650.36
                                                                                                     ===========

Other Receipts:

                3/6/2003                          U.S. Treasury Department                                108.47
               3/12/2003                           Pacific Gas & Electric                              29,552.18

                                                                                                     -----------
                                                                                                     $ 29,660.65
                                                                                                     ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: March 31, 2003

STATEMENT OF INVENTORY
----------------------
  Beginning Inventory                                       $ -
  Add: purchases                                            $ -
  Less: goods sold                                          $ -
                                                            ---
  Ending inventory                                          $ -
                                                            ===

PAYROLL INFORMATION STATEMENT
-----------------------------
Gross payroll for this period                             $ -
Payroll taxes due but unpaid                              $ -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                               DATE REGULAR           AMOUNT OF                 NUMBER OF                   AMOUNT OF
NAME OF CREDITOR/LESSOR       PAYMENT IS DUE       REGULAR PAYMENT         PAYMENTS DELINQUENT         PAYMENTS DELINQUENT
-----------------------       --------------       ----------------        --------------------        -------------------
TMR, Inc                          Monthly          $      40,174.00                 0                      $         -
New World Tower Partners          Monthly          $      12,651.40                 0                      $         -
Quinby Building Inc               Monthly          $      10,087.82                 2                      $ 20,175.64
111 Eight Ave, LLC                Monthly          $      42,485.59                 0                      $         -
Descalso Howard                   Monthly          $       8,585.00                 0                      $         -
One Wilshire Arcade               Monthly          $       7,938.44                 1                      $  7,938.44
Hatfield Philips                  Monthly          $       5,371.63                 0                      $         -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: March 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                          3RD PARTY*                 INTERCOMPANY                  TOTAL
                                                          ----------                 ------------                  -----
ACCOUNTS RECEIVABLE
    Beginning of month balance                         $ 100,963,628.92             $ 7,015,176.24           $ 107,978,805.16
    Add: sales on account                              $              -             $            -           $              -
    Less: customer credits                             $              -             $            -           $              -
    Less: collections                                  $     (21,650.36)            $            -           $     (21,650.36)
    Less: offsets                                      $              -             $            -           $              -
    Less: application of customer deposits             $              -             $            -           $              -
                                                       ----------------             --------------           ----------------
    End of month balance                               $ 100,941,978.56             $ 7,015,176.24           $ 107,957,154.80
                                                       ================             ==============           ================

0-30 Days                31-60 Days                61-90 Days          Over 90 Days            End of Month Total
---------                ----------                ----------          ------------            ------------------
  $ -                       $ -                        $ -           $ 100,941,978.56           $ 100,941,978.56

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                                      3RD PARTY                INTERCOMPANY              TOTAL
                                                                      ---------                ------------              -----
Beginning of month balance                                         $ 5,528,060.86             $ 4,960,515.74        $ 10,488,576.60
Add: sales on account**                                            $     9,533.91             $            -        $      9,533.91
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate                   $    (8,875.00)            $     8,875.00        $             -
   Net cash advanced by Parent or Affiliate                        $            -             $            -        $             -
   Credit extended by Parent or Affiliate                          $            -             $            -        $             -
   Amounts collected on behalf of Affiliate                        $            -             $            -        $             -
Less: payments                                                     $      (658.91)            $            -        $       (658.91)
                                                                   --------------             --------------        ---------------
End of month balance                                               $ 5,528,060.86             $ 4,969,390.74        $ 10,497,451.60
                                                                   ==============             ==============        ===============

0-30 Days              31-60 Days             61-90 Days           Over 90 Days            End of Month Total
---------              ----------             ----------           ------------            ------------------
  $ -                     $ -                    $ -              $ 5,528,060.86             $ 5,528,060.86

 *Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: March 31, 2003

                                TAX QUESTIONNAIRE

     Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                 Yes (X)         No ( )

       2.        FICA withholdings                    Yes (X)         No ( )

       3.        Employee's withholdings              Yes (X)         No ( )

       4.        Employer's FICA                      Yes (X)         No ( )

       5.        Federal unemployment taxes           Yes (X)         No ( )

       6.        State income tax                     Yes (X)         No ( )

       7.        State employee withholdings          Yes (X)         No ( )

       8.        All other state taxes                   See Note Below

     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                ________________________________
                                                For the Debtor In Possession

                                                Henry C. Lyon
                                                Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                $  7,618,951.64

RECEIPTS:
  1.  Receipts from Operations                                   $             -
  2.  Other Receipts                                             $     71,576.84
      Other Receipts (Received by Parent or Affiliate)           $             -
                                                                 ---------------
TOTAL RECEIPTS                                                   $     71,576.84
Less: Receipts received by Parent or Affiliate                   $             -
                                                                 ---------------
ADJUSTED RECEIPTS                                                $     71,576.84

DISBURSEMENTS
  3. Net Payroll
      a. Officers                                                $             -
      b. Others                                                  $             -
  4. Taxes
      a. Federal Income Taxes                                    $             -
      b. FICA Withholdings                                       $             -
      c. Employee's withholdings                                 $             -
      d. Employer's FICA                                         $             -
      e. Federal Unemployment Taxes                              $             -
      f.  State Income Tax                                       $             -
      g. State Employee withholdings                             $             -
      h. All other state taxes

  5. Necessary Expenses (Paid by Parent or Affiliate)
      a. Rent or mortgage payment(s)                             $             -
      b. Utilities                                               $             -
      c. Insurance                                               $             -
      d. Merchandise bought for manufacture or sell              $             -
      e. Other necessary expenses
         Professional fees                                       $      1,500.00
         Computer Access/Hosting Services                        $     27,685.78
                                                                 ---------------

TOTAL DISBURSEMENTS                                              $     29,185.78
Less: Disbursements paid by Parent/Affiliate                     $    (29,185.78)
                                                                 ---------------
ADJUSTED DISBURSEMENTS                                           $             -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $     71,576.84

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                          $             -
                                                                 ---------------

ENDING BALANCE IN Citibank                                       $      8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                $  6,113,358.78
ENDING BALANCE IN BofA-Dallas TX                                 $  1,568,736.80

                                                                 ---------------
ENDING BALANCE IN ALL ACCOUNTS                                   $  7,690,528.48
                                                                 ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2003

Bank:             Bank of America
Location:         Atlanta, GA
Account Name:     BofA-Atlanta GA
Account Number:   329979536

DATE RECEIVED               DESCRIPTION                      AMOUNT
-------------               -----------                      ------
  4/23/2003             NetNet Switzerland                   71,576.84
                                                          ------------
                                                          $  71,576.84
                                                          ============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: April 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory             $          -
Add: purchases                  $          -
Less: goods sold                $          -
                                ------------
Ending inventory                $          -
                                ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $          -
Payroll taxes due but unpaid    $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR      AMOUNT OF          NUMBER OF            AMOUNT OF
NAME OF CREDITOR/LESSOR   PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
-----------------------   --------------  ---------------  -------------------  -------------------
TMR, Inc                     Monthly        $ 40,174.00             0               $         -
New World Tower Partners     Monthly        $ 12,651.40             0               $         -
Quinby Building Inc          Monthly        $ 10,087.82             2               $ 20,175.64
111 Eight Ave, LLC           Monthly        $ 42,485.59             0               $         -
Descalso Howard              Monthly        $  8,585.00             0               $         -
One Wilshire Arcade          Monthly        $  7,938.44             1               $  7,938.44
Hatfield Philips             Monthly        $  5,371.63             0               $         -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: April 30, 2003

STATEMENT OF AGED RECEIVABLES

                                                      3RD PARTY*      INTERCOMPANY          TOTAL
                                                   ---------------   ---------------   ---------------
ACCOUNTS RECEIVABLE
   Beginning of month balance                      $100,942,337.47   $  7,015,176.24   $107,957,513.71
   Add: sales on account                           $             -   $             -   $             -
   Less: customer credits                          $             -   $             -   $             -
   Less: collections                               $             -   $             -   $             -
   Less: offsets                                   $             -   $             -   $             -
   Less: application of customer deposits          $             -   $             -   $             -
                                                   ---------------   ---------------   ---------------
End of month balance                               $100,942,337.47   $  7,015,176.24   $107,957,513.71
                                                   ===============   ===============   ===============




0-30 Days  31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------  ----------  ----------    ------------    ------------------
$       -  $        -  $        -  $ 100,942,337.47   $ 100,942,337.47

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                      3RD PARTY        INTERCOMPANY         TOTAL
                                                   ---------------   ---------------   ---------------
Beginning of month balance                         $  5,528,060.86   $  4,969,390.74   $ 10,497,451.60
Add: sales on account**                            $     29,185.78   $             -   $     29,185.78
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate   $    (29,185.78)  $     29,185.78   $             -
   Net cash advanced by Parent or Affiliate        $             -   $             -   $             -
   Credit extended by Parent or Affiliate          $             -   $             -   $             -
   Amounts collected on behalf of Affiliate        $             -   $             -   $             -
Less: payments                                     $             -   $             -   $             -
                                                   ---------------   ---------------   ---------------
End of month balance                               $  5,528,060.86   $  4,998,576.52   $ 10,526,637.38
                                                   ===============   ===============   ===============

0-30 Days  31-60 Days  61-90 Days    Over 90 Days    End of Month Total
---------  ----------  ----------    ------------    ------------------
$       -  $        -  $        -   $ 5,528,060.86     $ 5,528,060.86

 * Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: April 30, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes             Yes (X)                No ( )

       2.        FICA withholdings                Yes (X)                No ( )

       3.        Employee's withholdings          Yes (X)                No ( )

       4.        Employer's FICA                  Yes (X)                No ( )

       5.        Federal unemployment taxes       Yes (X)                No ( )

       6.        State income tax                 Yes (X)                No ( )

       7.        State employee withholdings      Yes (X)                No ( )

       8.        All other state taxes                 See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                    ____________________________________________
                                    For the Debtor In Possession

                                    Henry C. Lyon
                                    Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                $  7,690,528.48

RECEIPTS:
  1. Receipts from Operations                                    $     65,755.91
  2. Other Receipts                                              $             -
     Other Receipts (Received by Parent or Affiliate)            $             -
                                                                 ---------------
TOTAL RECEIPTS                                                   $     65,755.91
Less: Receipts received by Parent or Affiliate                   $             -
                                                                 ---------------
ADJUSTED RECEIPTS                                                $     65,755.91

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                 $             -
     b. Others                                                   $             -
  4. Taxes
     a. Federal Income Taxes                                     $             -
     b. FICA Withholdings                                        $             -
     c. Employee's withholdings                                  $             -
     d. Employer's FICA                                          $             -
     e. Federal Unemployment Taxes                               $             -
     f. State Income Tax                                         $             -
     g. State Employee withholdings                              $             -
     h. All other state taxes

  5. Necessary Expenses (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                              $             -
     b. Utilities                                                $             -
     c. Insurance                                                $             -
     d. Merchandise bought for manufacture or sell               $             -
     e. Other necessary expenses
        U.S. Trustee Fee                                         $        500.00
        Professional fees                                        $      1,630.00
        Other                                                    $        345.28
        Computer Access/Hosting Services                         $     21,625.00
                                                                 ---------------

TOTAL DISBURSEMENTS                                              $     24,100.28
Less: Disbursements paid by Parent/Affiliate                     $    (24,100.28)
                                                                 ---------------
ADJUSTED DISBURSEMENTS                                           $             -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $     65,755.91

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                          $             -
                                                                 ---------------

ENDING BALANCE IN Citibank                                       $      8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                $  6,179,114.69
ENDING BALANCE IN BofA-Dallas TX                                 $  1,568,736.80

                                                                 ---------------
ENDING BALANCE IN ALL ACCOUNTS                                   $  7,756,284.39
                                                                 ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2003

Bank:             Bank of America
Location:         Atlanta, GA
Account Name:     BofA-Atlanta GA
Account Number:   329979536

     DATE RECEIVED              DESCRIPTION            AMOUNT
     -------------              -----------            ------
Receipts from Operations:

          5/6/2003           Interactive Media            755.91
          5/6/2003               Tawakaltel             2,500.00
          5/6/2003               Tawakaltel             2,500.00
          5/6/2003           One Point Services        25,000.00
          5/6/2003                Ozemail              35,000.00

                                                     -----------
                                                     $ 65,755.91
                                                     ===========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: May 31, 2003

STATEMENT OF INVENTORY

Beginning Inventory             $          -
Add: purchases                  $          -
Less: goods sold                $          -
                                ------------
Ending inventory                $          -
                                ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $          -
Payroll taxes due but unpaid    $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                           DATE REGULAR       AMOUNT OF           NUMBER OF            AMOUNT OF
NAME OF CREDITOR/LESSOR   PAYMENT IS DUE   REGULAR PAYMENT   PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
-----------------------   --------------   ---------------   -------------------  -------------------
TMR, Inc                      Monthly        $ 40,174.00              0               $         -
New World Tower Partners      Monthly        $ 12,651.40              0               $         -
Quinby Building Inc           Monthly        $ 10,087.82              2               $ 20,175.64
111 Eight Ave, LLC            Monthly        $ 42,485.59              0               $         -
Descalso Howard               Monthly        $  8,585.00              0               $         -
One Wilshire Arcade           Monthly        $  7,938.44              1               $  7,938.44
Hatfield Philips              Monthly        $  5,371.63              0               $         -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: May 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                      3RD PARTY*       INTERCOMPANY         TOTAL
                                                   ---------------   ---------------   ---------------
ACCOUNTS RECEIVABLE
   Beginning of month balance                      $100,942,337.47   $  7,015,176.24   $107,957,513.71
   Add: sales on account                           $             -   $             -   $             -
   Less: customer credits                          $             -   $             -   $             -
   Less: collections                               $    (65,755.91)  $             -   $    (65,755.91)
   Less: offsets                                   $             -   $             -   $             -
   Less: application of customer deposits          $             -   $             -   $             -
                                                   ---------------   ---------------   ---------------
   End of month balance                            $100,876,581.56   $  7,015,176.24   $107,891,757.80
                                                   ===============   ===============   ===============

0-30 Days   31-60 Days   61-90 Days     Over 90 Days     End of Month Total
---------   ----------   ----------     ------------     ------------------
$       -   $        -   $        -   $ 100,876,581.56    $ 100,876,581.56

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                      3RD PARTY        INTERCOMPANY         TOTAL
                                                   ---------------   ---------------   ---------------
Beginning of month balance                         $  5,528,060.86   $  4,998,576.52   $ 10,526,637.38
Add: sales on account**                            $     24,100.28   $             -   $     24,100.28
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate   $    (24,100.28)  $     24,100.28   $             -
   Net cash advanced by Parent or Affiliate        $             -   $             -   $             -
   Credit extended by Parent or Affiliate          $             -   $             -   $             -
   Amounts collected on behalf of Affiliate        $             -   $             -   $             -
Less: payments                                     $             -   $             -   $             -
                                                   ---------------   ---------------   ---------------
End of month balance                               $  5,528,060.86   $  5,022,676.80   $ 10,550,737.66
                                                   ===============   ===============   ===============

0-30 Days   31-60 Days   61-90 Days     Over 90 Days     End of Month Total
---------   ----------   ----------     ------------     ------------------
$       -   $        -   $        -    $ 5,528,060.86      $ 5,528,060.86

 * Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: May 31, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.   Federal income taxes               Yes (X)                 No ( )

       2.   FICA withholdings                  Yes (X)                 No ( )

       3.   Employee's withholdings            Yes (X)                 No ( )

       4.   Employer's FICA                    Yes (X)                 No ( )

       5.   Federal unemployment taxes         Yes (X)                 No ( )

       6.   State income tax                   Yes (X)                 No ( )

       7.   State employee withholdings        Yes (X)                 No ( )

       8.   All other state taxes                   See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                  ______________________________________________
                                  For the Debtor In Possession

                                  Henry C. Lyon
                                  Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                $  7,756,284.39

RECEIPTS:
  1. Receipts from Operations                                    $    251,511.82
  2. Other Receipts                                              $             -
     Other Receipts (Received by Parent or Affiliate)            $             -
                                                                 ---------------
TOTAL RECEIPTS                                                   $    251,511.82
Less: Receipts received by Parent or Affiliate                   $             -
                                                                 ---------------
ADJUSTED RECEIPTS                                                $    251,511.82

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                 $             -
     b. Others                                                   $             -
  4. Taxes
     a. Federal Income Taxes                                     $             -
     b. FICA Withholdings                                        $             -
     c. Employee's withholdings                                  $             -
     d. Employer's FICA                                          $             -
     e. Federal Unemployment Taxes                               $             -
     f. State Income Tax                                         $             -
     g. State Employee withholdings                              $             -
     h. All other state taxes

  5. Necessary Expenses (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                              $             -
     b. Utilities                                                $             -
     c. Insurance                                                $             -
     d. Merchandise bought for manufacture or sell               $             -
     e. Other necessary expenses
        Computer Access/Hosting Services                         $     21,625.00
                                                                 ---------------

TOTAL DISBURSEMENTS                                              $     21,625.00
Less: Disbursements paid by Parent/Affiliate                     $    (21,625.00)
                                                                 ---------------
ADJUSTED DISBURSEMENTS                                           $             -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $    251,511.82

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                          $             -
                                                                 ---------------

ENDING BALANCE IN Citibank                                       $      8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                $  6,430,626.51
ENDING BALANCE IN BofA-Dallas TX                                 $  1,568,736.80

                                                                 ---------------
ENDING BALANCE IN ALL ACCOUNTS                                   $  8,007,796.21
                                                                 ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2003

Bank:             Bank of America
Location:         Atlanta, GA
Account Name:     BofA-Atlanta GA
Account Number:   329979536

      DATE RECEIVED              DESCRIPTION            AMOUNT
      -------------              -----------            ------
Receipts from Operations:

        6/19/2003             Interactive Media            755.91
        6/19/2003             Interactive Media            755.91
        6/19/2003                 ARC Phone            250,000.00

                                                     ------------
                                                     $ 251,511.82
                                                     ============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: June 30, 2003

STATEMENT OF INVENTORY

Beginning Inventory             $          -
Add: purchases                  $          -
Less: goods sold                $          -
                                ------------
Ending inventory                $          -
                                ============

PAYROLL INFORMATION STATEMENT

Gross payroll for this period   $          -
Payroll taxes due but unpaid    $          -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                            DATE REGULAR        AMOUNT OF           NUMBER OF             AMOUNT OF
NAME OF CREDITOR/LESSOR    PAYMENT IS DUE    REGULAR PAYMENT   PAYMENTS DELINQUENT   PAYMENTS DELINQUENT
-----------------------    --------------    ---------------   -------------------   -------------------
TMR, Inc                      Monthly          $ 40,174.00              0                $         -
New World Tower Partners      Monthly          $ 12,651.40              0                $         -
Quinby Building Inc           Monthly          $ 10,087.82              2                $ 20,175.64
111 Eight Ave, LLC            Monthly          $ 42,485.59              0                $         -
Descalso Howard               Monthly          $  8,585.00              0                $         -
One Wilshire Arcade           Monthly          $  7,938.44              1                $  7,938.44
Hatfield Philips              Monthly          $  5,371.63              0                $         -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: June 30, 2003

STATEMENT OF AGED RECEIVABLES

                                                      3RD PARTY*       INTERCOMPANY         TOTAL
                                                   ---------------   ---------------   ---------------
ACCOUNTS RECEIVABLE
   Beginning of month balance                      $100,876,581.56   $  7,015,176.24   $107,891,757.80
   Add: sales on account                           $             -   $             -   $             -
   Less: customer credits                          $             -   $             -   $             -
   Less: collections                               $   (251,511.82)  $             -   $   (251,511.82)
   Less: offsets                                   $             -   $             -   $             -
   Less: application of customer deposits          $             -   $             -   $             -
                                                   ---------------   ---------------   ---------------
   End of month balance                            $100,625,069.74   $  7,015,176.24   $107,640,245.98
                                                   ===============   ===============   ===============

0-30 Days   31-60 Days   61-90 Days     Over 90 Days     End of Month Total
---------   ----------   ----------     ------------     ------------------
$       -   $        -   $        -   $ 100,625,069.74    $ 100,625,069.74

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                      3RD PARTY        INTERCOMPANY         TOTAL
                                                   ---------------   ---------------   ---------------
Beginning of month balance                         $  5,528,060.86   $  5,022,676.80   $ 10,550,737.66
Add: sales on account**                            $     21,625.00               $ -   $     21,625.00
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate   $    (21,625.00)  $     21,625.00   $             -
   Net cash advanced by Parent or Affiliate        $             -   $             -   $             -
   Credit extended by Parent or Affiliate          $             -   $             -   $             -
   Amounts collected on behalf of Affiliate        $             -   $             -   $             -
Less: payments                                     $             -   $             -   $             -
                                                   ---------------   ---------------   ---------------
End of month balance                               $  5,528,060.86   $  5,044,301.80   $ 10,572,362.66
                                                   ===============   ===============   ===============

0-30 Days   31-60 Days   61-90 Days     Over 90 Days     End of Month Total
---------   ----------   ----------     ------------     ------------------
$       -   $        -   $        -    $ 5,528,060.86      $ 5,528,060.86

 * Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: June 30, 2003

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.   Federal income taxes              Yes (X)                 No ( )

       2.   FICA withholdings                 Yes (X)                 No ( )

       3.   Employee's withholdings           Yes (X)                 No ( )

       4.   Employer's FICA                   Yes (X)                 No ( )

       5.   Federal unemployment taxes        Yes (X)                 No ( )

       6.   State income tax                  Yes (X)                 No ( )

       7.   State employee withholdings       Yes (X)                 No ( )

       8.   All other state taxes                  See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                ________________________________________________
                                For the Debtor In Possession

                                Henry C. Lyon
                                Designated Officer

                             OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                $  8,007,796.21

RECEIPTS:
  1.  Receipts from Operations                                   $      3,255.91
  2.  Other Receipts                                             $      8,549.02
      Other Receipts (Received by Parent or Affiliate)           $             -
                                                                 ---------------
TOTAL RECEIPTS                                                   $     11,804.93
Less: Receipts received by Parent or Affiliate                   $             -
                                                                 ---------------
ADJUSTED RECEIPTS                                                $     11,804.93

DISBURSEMENTS
  3. Net Payroll
     a. Officers                                                 $             -
     b. Others                                                   $             -
  4. Taxes
     a. Federal Income Taxes                                     $             -
     b. FICA Withholdings                                        $             -
     c. Employee's withholdings                                  $             -
     d. Employer's FICA                                          $             -
     e. Federal Unemployment Taxes                               $             -
     f. State Income Tax                                         $             -
     g. State Employee withholdings                              $             -
     h. All other state taxes

  5. Necessary Expenses (Paid by Parent or Affiliate)
     a. Rent or mortgage payment(s)                              $             -
     b. Utilities                                                $             -
     c. Insurance                                                $             -
     d. Merchandise bought for manufacture or sell               $             -
     e. Other necessary expenses
        Computer Access/Hosting Services                         $     21,625.00
                                                                 ---------------

TOTAL DISBURSEMENTS                                              $     21,625.00
Less: Disbursements paid by Parent/Affiliate                     $    (21,625.00)
                                                                 ---------------
ADJUSTED DISBURSEMENTS                                           $             -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD              $     11,804.93

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                          $             -
                                                                 ---------------

ENDING BALANCE IN Citibank                                       $      8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                $  6,442,431.44
ENDING BALANCE IN BofA-Dallas TX                                 $  1,568,736.80
                                                                 ---------------
ENDING BALANCE IN ALL ACCOUNTS                                   $  8,019,601.14
                                                                 ===============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2003

Bank:             Bank of America
Location:         Atlanta, GA
Account Name:     BofA-Atlanta GA
Account Number:   329979536

     DATE RECEIVED                       DESCRIPTION                    AMOUNT
     -------------                       -----------                    ------
Receipts from Operations:

       7/14/2003                      Interactive Media                    755.91
       7/14/2003                          Tawakaltel                     2,500.00

                                                                     ------------
                                                                     $   3,255.91
                                                                     ============

Other Receipts:

       7/25/2003                 Westel (Preference payment)             8,549.02

                                                                     ------------
                                                                     $   8,549.02
                                                                     ============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: July 31, 2003

STATEMENT OF INVENTORY
----------------------
    Beginning Inventory                        $                 -
    Add: purchases                             $                 -
    Less: goods sold                           $                 -
                                               -------------------
    Ending inventory                           $                 -
                                               ===================
PAYROLL INFORMATION STATEMENT
-----------------------------
    Gross payroll for this period              $                 -
    Payroll taxes due but unpaid               $                 -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                      DATE REGULAR              AMOUNT OF                   NUMBER OF                AMOUNT OF
  NAME OF CREDITOR/LESSOR            PAYMENT IS DUE          REGULAR PAYMENT           PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
  -----------------------            --------------         ----------------           -------------------     -------------------
TMR, Inc                               Monthly              $      40,174.00                           0       $                 -
New World Tower Partners               Monthly              $      12,651.40                           0       $                 -
Quinby Building Inc                    Monthly              $      10,087.82                           2       $         20,175.64
111 Eight Ave, LLC                     Monthly              $      42,485.59                           0       $                 -
Descalso Howard                        Monthly              $       8,585.00                           0       $                 -
One Wilshire Arcade                    Monthly              $       7,938.44                           1       $          7,938.44
Hatfield Philips                       Monthly              $       5,371.63                           0       $                 -

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: July 31, 2003

STATEMENT OF AGED RECEIVABLES

                                                                             3RD PARTY*        INTERCOMPANY            TOTAL
                                                                         ---------------------------------------------------------
ACCOUNTS RECEIVABLE
                    Beginning of month balance                           $ 100,625,069.74    $  7,015,176.24    $   107,640,245.98
                    Add: sales on account                                $              -    $             -    $                -
                    Less: customer credits                               $              -    $             -    $                -
                    Less: collections                                    $      (3,255.91)   $             -    $        (3,255.91)
                    Less: offsets                                        $              -    $             -    $                -
                    Less: application of customer deposits               $              -    $             -    $                -
                                                                         ---------------------------------------------------------
                    End of month balance                                 $ 100,621,813.83    $  7,015,176.24    $   107,636,990.07
                                                                         =========================================================

0-30 Days                 31-60 Days                                     61-90 Days        Over 90 Days     End of Month Total
---------                 ----------                                     ----------        ------------     ------------------
$       -                 $        -                                     $        -      $100,621,813.83    $   100,621,813.83

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                         3RD PARTY         INTERCOMPANY            TOTAL
                                                     ---------------------------------------------------------
Beginning of month balance                           $   5,528,060.86    $  5,044,301.80    $    10,572,362.66
Add: sales on account**                              $      21,625.00    $             -    $        21,625.00
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate     $     (21,625.00)   $     21,625.00    $                -
   Net cash advanced by Parent or Affiliate          $              -    $             -    $                -
   Credit extended by Parent or Affiliate            $              -    $             -    $                -
   Amounts collected on behalf of Affiliate          $              -    $             -    $                -
Less: payments                                       $              -    $             -    $                -
                                                     ---------------------------------------------------------
End of month balance                                 $   5,528,060.86    $  5,065,926.80    $    10,593,987.66
                                                     =========================================================

0-30 Days               31-60 Days                                      61-90 Days        Over 90 Days     End of Month Total
---------               ----------                                      ----------        ------------     ------------------
$       -               $        -                                      $        -      $  5,528,060.86    $     5,528,060.86

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: July 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1. Federal income taxes                   Yes (X)             No ( )

         2. FICA withholdings                      Yes (X)             No ( )

         3. Employee's withholdings                Yes (X)             No ( )

         4. Employer's FICA                        Yes (X)             No ( )

         5. Federal unemployment taxes             Yes (X)             No ( )

         6. State income tax                       Yes (X)             No ( )

         7. State employee withholdings            Yes (X)             No ( )

         8. All other state taxes                    See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        ________________________________________
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                      For the Month Ending: August 31, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                               $   8,019,601.14

RECEIPTS:
     1.  Receipts from Operations                               $      72,193.64
     2.  Other Receipts                                         $              -
         Other Receipts (Received by Parent or Affiliate)       $              -
                                                                ----------------
TOTAL RECEIPTS                                                  $      72,193.64
Less:  Receipts received by Parent or Affiliate                 $              -
                                                                ----------------
ADJUSTED RECEIPTS                                               $      72,193.64

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                            $              -
         b. Others                                              $              -
     4. Taxes
         a. Federal Income Taxes                                $              -
         b. FICA Withholdings                                   $              -
         c. Employee's withholdings                             $              -
         d. Employer's FICA                                     $              -
         e. Federal Unemployment Taxes                          $              -
         f.  State Income Tax                                   $              -
         g. State Employee withholdings                         $              -
         h. All other state taxes
     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                         $              -
         b. Utilities                                           $              -
         c. Insurance                                           $              -
         d. Merchandise bought for manufacture or sell          $              -
         e. Other necessary expenses
             U.S. Trustee Fee                                   $         500.00
             Bank fees                                          $       1,594.29
             Computer Access/Hosting Services                   $      24,025.00
                                                                ----------------

TOTAL DISBURSEMENTS                                             $      26,119.29
Less: Disbursements paid by Parent/Affiliate                    $     (26,119.29)
                                                                ----------------
ADJUSTED DISBURSEMENTS                                          $              -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD             $      72,193.64

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                         $              -
                                                                ----------------
ENDING BALANCE IN Citibank                                      $       8,432.90
ENDING BALANCE IN BofA-Atlanta GA                               $   6,514,625.08
ENDING BALANCE IN BofA-Dallas TX                                $   1,568,736.80
                                                                ----------------
ENDING BALANCE IN ALL ACCOUNTS                                  $   8,091,794.78
                                                                ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                      For the Month Ending: August 31, 2003

Bank:                    Bank of America
Location:                Atlanta, GA
Account Name:            BofA-Atlanta GA
Account Number:          329979536

     DATE RECEIVED                         DESCRIPTION              AMOUNT
------------------------                -----------------      ---------------
Receipts from Operations:

      8/28/2003                         Interactive Media             1,511.82
      8/28/2003                            Tawakaltel                 2,500.00
      8/28/2003                            ARC Phone                 68,181.82

                                                               ---------------
                                                                   $ 72,193.64
                                                               ===============

                            OPERATING REPORT Page 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: August 31, 2003

STATEMENT OF INVENTORY
----------------------
    Beginning Inventory                            $             -
    Add: purchases                                 $             -
    Less: goods sold                               $             -
                                                   ---------------
    Ending inventory                               $             -
                                                   ===============
PAYROLL INFORMATION STATEMENT
-----------------------------
    Gross payroll for this period                  $             -
    Payroll taxes due but unpaid                   $             -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                 DATE REGULAR            AMOUNT OF               NUMBER OF                 AMOUNT OF
 NAME OF CREDITOR/LESSOR        PAYMENT IS DUE        REGULAR PAYMENT       PAYMENTS DELINQUENT       PAYMENTS DELINQUENT
 -----------------------        --------------        ---------------       -------------------       -------------------
TMR, Inc                            Monthly           $    40,174.00                       0          $                -
New World Tower Partners            Monthly           $    12,651.40                       0          $                -
Quinby Building Inc                 Monthly           $    10,087.82                       2          $        20,175.64
111 Eight Ave, LLC                  Monthly           $    42,485.59                       0          $                -
Descalso Howard                     Monthly           $     8,585.00                       0          $                -
One Wilshire Arcade                 Monthly           $     7,938.44                       1          $         7,938.44
Hatfield Philips                    Monthly           $     5,371.63                       0          $                -

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: August 31, 2003

STATEMENT OF AGED RECEIVABLES


                                                                         3RD PARTY*           INTERCOMPANY          TOTAL
                                                                      ----------------      ---------------    ------------------
ACCOUNTS RECEIVABLE
                  Beginning of month balance                          $ 100,621,813.83      $  7,015,176.24    $   107,636,990.07
                  Add: sales on account                               $              -      $             -    $                -
                  Less: customer credits                              $              -      $             -    $                -
                  Less: collections                                       $ (72,193.64)     $             -    $       (72,193.64)
                  Less: offsets                                       $              -      $             -    $                -
                  Less: application of customer deposits              $              -      $             -    $                -
                                                                      ----------------      ---------------    ------------------
                  End of month balance                                $ 100,549,620.19      $  7,015,176.24    $   107,564,796.43
                                                                      ================      ===============    ==================

  0-30 Days           31-60 Days                                         61-90 Days           Over 90 Days     End of Month Total
  ---------           ----------                                         ----------           ------------     ------------------
$         -           $        -                                         $        -         $100,549,620.19    $   100,549,620.19

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                       3RD PARTY           INTERCOMPANY              TOTAL
                                                    ----------------      ---------------    ------------------
Beginning of month balance                          $   5,528,060.86      $  5,065,926.80    $    10,593,987.66
Add: sales on account**                             $      26,119.29      $             -    $        26,119.29
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate    $     (26,119.29)     $     26,119.29    $                -
   Net cash advanced by Parent or Affiliate         $              -      $             -    $                -
   Credit extended by Parent or Affiliate           $              -      $             -    $                -
   Amounts collected on behalf of Affiliate         $              -      $             -    $                -
Less: payments                                      $              -      $             -    $                -
                                                    ----------------      ---------------    ------------------
End of month balance                                $   5,528,060.86      $  5,092,046.09    $    10,620,106.95
                                                    ================      ===============    ==================

  0-30 Days                                31-60 Days                    61-90 Days           Over 90 Days     End of Month Total
  ---------                                ----------                    ----------           ------------     ------------------
$         -                                $        -                    $        -         $  5,528,060.86    $     5,528,060.86

* Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

** The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: August 31, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1. Federal income taxes               Yes (X)              No ( )

         2. FICA withholdings                  Yes (X)              No ( )

         3. Employee's withholdings            Yes (X)              No ( )

         4. Employer's FICA                    Yes (X)              No ( )

         5. Federal unemployment taxes         Yes (X)              No ( )

         6. State income tax                   Yes (X)              No ( )

         7. State employee withholdings        Yes (X)              No ( )

         8. All other state taxes                See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        ________________________________________
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.            CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                    For the Month Ending: September 30, 2003

BEGINNING BALANCE IN ALL ACCOUNTS                                      $ 8,091,794.78

RECEIPTS:
        1.   Receipts from Operations                                  $   138,863.64
        2.   Other Receipts                                            $            -
             Other Receipts (Received by Parent or Affiliate)          $            -
                                                                       --------------
TOTAL RECEIPTS                                                         $   138,863.64
Less:  Receipts received by Parent or Affiliate                        $            -
                                                                       --------------
ADJUSTED RECEIPTS                                                      $   138,863.64

DISBURSEMENTS
        3. Net Payroll
             a. Officers                                               $            -
             b. Others                                                 $            -
        4. Taxes
             a. Federal Income Taxes                                   $            -
             b. FICA Withholdings                                      $            -
             c. Employee's withholdings                                $            -
             d. Employer's FICA                                        $            -
             e. Federal Unemployment Taxes                             $            -
             f. State Income Tax                                       $            -
             g. State Employee withholdings                            $            -
             h. All other state taxes

        5. Necessary Expenses (Paid by Parent or Affiliate)
             a. Rent or mortgage payment(s)                            $            -
             b. Utilities                                              $            -
             c. Insurance                                              $            -
             d. Merchandise bought for manufacture or sell             $            -
             e. Other necessary expenses
                 Bank fees                                             $       135.80
                 Computer Access/Hosting Services                      $    21,625.00
                                                                       --------------

TOTAL DISBURSEMENTS                                                    $    21,760.80
Less: Disbursements paid by Parent/Affiliate                           $   (21,760.80)
                                                                       --------------
ADJUSTED DISBURSEMENTS                                                 $            -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                    $   138,863.64

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                $            -
                                                                       --------------

ENDING BALANCE IN Citibank                                             $     8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                      $ 6,653,488.72
ENDING BALANCE IN BofA-Dallas TX                                       $ 1,568,736.80
                                                                       --------------
ENDING BALANCE IN ALL ACCOUNTS                                         $ 8,230,658.42
                                                                       ==============

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                    For the Month Ending: September 30, 2003

Bank:              Bank of America
Location:          Atlanta, GA
Account Name:      BofA-Atlanta GA
Account Number:    329979536

     DATE RECEIVED                DESCRIPTION           AMOUNT
-------------------------         -----------        ------------
Receipts from Operations:
         9/8/2003                 ARC Phone             68,181.82
        9/18/2003                 ARC Phone             68,181.82
        9/18/2003                 Tawakaltel             2,500.00

                                                     ------------
                                                     $ 138,863.64
                                                     ============

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                    For the Month Ending: September 30, 2003

STATEMENT OF INVENTORY

     Beginning Inventory                      $           -
     Add: purchases                           $           -
     Less: goods sold                         $           -
                                              -------------
     Ending inventory                         $           -
                                              =============
PAYROLL INFORMATION STATEMENT

     Gross payroll for this period            $           -
     Payroll taxes due but unpaid             $           -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                 DATE REGULAR          AMOUNT OF             NUMBER OF                AMOUNT OF
NAME OF CREDITOR/LESSOR         PAYMENT IS DUE       REGULAR PAYMENT     PAYMENTS DELINQUENT     PAYMENTS DELINQUENT
------------------------        --------------       ---------------     -------------------     -------------------
TMR, Inc                            Monthly          $     40,174.00             0               $                 -
New World Tower Partners            Monthly          $     12,651.40             0               $                 -
Quinby Building Inc                 Monthly          $     10,087.82             2               $         20,175.64
111 Eight Ave, LLC                  Monthly          $     42,485.59             0               $                 -
Descalso Howard                     Monthly          $      8,585.00             0               $                 -
One Wilshire Arcade                 Monthly          $      7,938.44             1               $          7,938.44
Hatfield Philips                    Monthly          $      5,371.63             0               $                 -

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                    For the Month Ending: September 30, 2003

STATEMENT OF AGED RECEIVABLES

                                                     3RD PARTY*        INTERCOMPANY           TOTAL
                                                  ----------------    ---------------   ------------------
ACCOUNTS RECEIVABLE
    Beginning of month balance                    $ 100,549,620.19    $  7,015,176.24   $   107,564,796.43
    Add: sales on account                         $              -    $             -   $                -
    Less: customer credits                        $              -    $             -   $                -
    Less: collections                             $    (138,863.64)   $             -   $      (138,863.64)
    Less: offsets                                 $              -    $             -   $                -
    Less: application of customer deposits        $              -    $             -   $                -
                                                  ----------------    ---------------   ------------------
    End of month balance                          $ 100,410,756.55    $  7,015,176.24   $   107,425,932.79
                                                  ================    ===============   ==================

0-30 Days         31-60 Days                         61-90 Days        Over 90 Days     End of Month Total
---------         ----------                      ----------------    ---------------   ------------------
$       -         $        -                      $              -    $100,410,756.55   $  100,410,756.55

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                     3RD PARTY         INTERCOMPANY           TOTAL
                                                  ----------------    ---------------   ------------------
Beginning of month balance                        $   5,528,060.86    $  5,092,046.09   $    10,620,106.95
Add: sales on account**                           $      21,760.80    $             -   $        21,760.80
Add: intercompany activity
 Expenses paid directly by Parent or
   Affiliate                                      $     (21,760.80)   $     21,760.80   $                -
 Net cash advanced by Parent or
   Affiliate                                      $              -    $             -   $                -
 Credit extended by Parent or
   Affiliate                                      $              -    $             -   $                -
 Amounts collected on behalf of
   Affiliate                                      $              -    $             -   $                -
Less: payments                                    $              -    $             -   $                -
                                                  ----------------    ---------------   ------------------
End of month balance                              $   5,528,060.86    $  5,113,806.89   $    10,641,867.75
                                                  ================    ===============   ==================

0-30 Days         31-60 Days          61-90 Days                Over 90 Days            End of Month Total
---------         ----------          ----------------         ---------------          ------------------
$       -         $        -          $              -         $  5,528,060.86          $     5,528,060.86

*Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                    For the Month Ending: September 30, 2003

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

         1. Federal income taxes             Yes (X)     No ( )

         2. FICA withholdings                Yes (X)     No ( )

         3. Employee's withholdings          Yes (X)     No ( )

         4. Employer's FICA                  Yes (X)     No ( )

         5. Federal unemployment taxes       Yes (X)     No ( )

         6. State income tax                 Yes (X)     No ( )

         7. State employee withholdings      Yes (X)     No ( )

         8. All other state taxes                 See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                   _____________________________________________
                                   For the Debtor In Possession

                                   Henry C. Lyon
                                   Designated Officer

                             OPERATING REPORT Page 6